Ryan Beck 2005 Financial Services Conference November 2, 2005 Ryan Beck 2005 Financial Services Conference November 2, 2005 Exhibit 99.1

Scott Peters, EVP and AmSouth Chief Marketing Officer November 2, 2005 Customer Retention at AmSouth Customer Retention at AmSouth

Safe Harbor
Safe Harbor
Statements in this presentation and the exhibits to the presentation that are not purely historical are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995), including any statements regarding descriptions of management’s plans, objectives or goals for future operations, products or services, and forecasts of its revenues, earnings or other measures of performance. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties.  A number of factors – many of which are beyond AmSouth’s control – could cause actual conditions, events or results to differ materially from those described in the forward- looking statements.  Factors which could cause results to differ materially from current management expectations include, but are not limited to: the effects of regulatory agreements on AmSouth’s branch expansion plan; the execution of  AmSouth’ s strategic initiatives; legislation and regulation; general economic conditions, especially in the Southeast; the performance of the stock and bond markets; changes in interest rates, yield curves and interest rate spread relationships; prepayment speeds within the loan and investment security portfolios; deposit flows; the cost of funds; cost of federal deposit insurance premiums; demand for loan products; demand for financial services; competition, including a continued
consolidation in the financial services industry; changes in the quality or composition of AmSouth’s loan and investment portfolios including capital market inefficiencies that may affect the marketability and valuation of available-for-sale securities; changes in consumer spending and saving habits; technological changes; the growth and profitability of AmSouth’s mortgage banking business, including mortgage-related income and fees, being less than expected; adverse changes in the financial performance and/or condition of AmSouth’s borrowers which could impact the repayment of such borrowers’ loans; changes in accounting and tax principles, policies or guidelines and in tax laws; other economic, competitive, governmental and regulatory factors affecting
AmSouth’s operations, products, services and prices; the effects of weather and natural disasters, such as hurricanes; unexpected judicial actions and developments; results of investigations, examinations, and reviews of regulatory and law enforcement authorities; the outcome of litigation, which is inherently uncertain and depends on the findings of judges and juries; the impact on
AmSouth’s businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; specific factors mentioned in the text of this presentation; and AmSouth’s success at managing the risks involved in the foregoing. Forward-looking statements speak only as of the date they are made.  AmSouth does not undertake a duty to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Customer Retention at AmSouth –
Relationship Banking
Customer Retention at AmSouth –
Relationship Banking
Consumer Banking
• Biggest systemic opportunity
• Largest customer base, most leverage for change
• Utilize distributed service model that focuses on different stages of account maturity
Business Banking, Commercial Banking and Wealth
Management
• Clients have assigned Relationship Managers
• Revenue growth and retention stems from strengthening the
relationship between banker and client, providing value and
services

Consumer Banking Retention
Consumer Banking Retention
• The longer a customer has been
with AmSouth, the more likely they
are to stay
• Key is developing loyalty and
satisfaction in the first few years
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Less
than
one
year
1 to 2
years
2 to 5
years
5 to 10
years
10+
years

Consumer Banking Customer Retention
Consumer Banking Customer Retention
The first year
• OnBoarding at account opening
– Sales process leading to correct account placement
– Switch Kits to make conversion simple for customer
– Customer care and follow up
• Cross-sell
– Sticky services – convenience services that have direct
impact on customer retention
• Internet Banking
• CheckCard
– First-year product penetration efforts
• Direct Marketing cross-sell program

The critical first year
The critical first year
OnBoarding program
• Disciplined sales process to identify needs and provide customers the appropriate accounts and services
• Comprehensive switching of services from another bank
• Follow up plans to ensure customer satisfaction and retention
– Contact with customer made 1 – 3 weeks after account
opening
– Follow up on product placement
– Provide overview, information on convenience services
– Activation – sticky services
– Introduce additional cross-sell opportunities

OnBoarding Results
OnBoarding Results
• Success of OnBoarding program
– 84 percent of contacted households retained
– 2.4 percent lift in new household retention
• Revenue contribution from initial OnBoarding classes already suggests:
– 7% lift per household

Consumer Banking Retention –
Importance of Sticky Services
Consumer Banking Retention –
Importance of Sticky Services
Annualized Consumer Household
Retention Rates
60
65
70
75
80
85
90
95
100
Single service
With two services
With three services
With five services

Consumer Banking Retention – Sticky Services
Consumer Banking Retention – Sticky Services
Electronic Services – Internet Banking with Bill Payment
• Retention rates jump 22 percent for customers who are active Internet Banking users
• Have 1.15 million customers signed up to use Internet Banking
– Opening 3,400 new Internet Banking accounts per month
• Active users make up 30.7 percent of total users
– Increased 228 percent in last 12 months
Debit Card/CheckCard
• Retention rates improve for customers who are active Debit Card users
• AmSouth boasts excellent penetration and usage of CheckCard
– Consumer
• 78.5 percent penetration in checking accounts
• Revenue – 22 percent growth
– Business
• 45.7 percent penetration in checking accounts
• Revenue – 28 percent growth

Consumer  Banking Customer Retention –
Customer-wide Strategies
Consumer  Banking Customer Retention –
Customer-wide Strategies
• Leadlink – monitors consumer and small business DDA activity
– Flags accounts which have activities that might signal significant account changes and key defection triggers
– Approximately 280,000 alerts sent per year; calling focus is on top revenue producing households
– Positively impacting retention of households and has retained more than
$350 million in balances; contacts weighted toward customers who have the highest balances and provide greatest revenue in consumer and business banking
– Cross-sell: upwards of 20 percent of households identified by the program open another account soon after the alert is generated; translates into an average annual revenue increase of $1,500 in these top consumer households

Other customer-wide retention strategies
Other customer-wide retention strategies
• Increase cross-sell and account activation
– Direct Marketing
• Product penetration programs
• Account utilization programs
• Value-added consultations
• In-branch Seminars designed to add value to relationship
– Identity Theft Prevention
– Retirement Planning
• Customer appreciation events
• System-wide retention initiatives
– Branch surveys
– Escalated service failure contacts
– Compensation tied to service quality and retention

Business Banking Retention Strategy –
Relationships to help grow businesses
Business Banking Retention Strategy –
Relationships to help grow businesses
• Benefits from all aspects of the Consumer Banking retention strategy
– OnBoarding
– Cross-sell
– Leadlink
– Surveys
• Complete the strategy with one-to-one banking relationships for small business owners
– Households served by a business banker – 14 percent
– Households served by a branch manager – 86 percent

Commercial Banking – Driving customer loyalty
Commercial Banking – Driving customer loyalty
• Approach Commercial Banking through one-on-one relationships – service and retention measured and rewarded
• Well-developed Treasury Management team and services; actively working to penetrate these critical sticky features to clients
• Leverage in-depth surveys to Commercial clients to drive satisfaction and loyalty
• Measures client perception of:
– AmSouth overall
– Propensity to recommend AmSouth
– Relationship Manager performance
– Service Channel satisfaction (branch, on-line, Private
Client Services)
– Product functionality
– Pricing
• Currently completing action plans for 2006 based on 2005 surveys

Wealth Management Retention Strategy – A Trusted
Advisor and Customer-specific solution model
Wealth Management Retention Strategy – A Trusted
Advisor and Customer-specific solution model
• Wealth Management Clients represent the most profitable households at
AmSouth
– Relationship Manager is client’s one point of contact
– Relationship Manager teams with experts to provide comprehensive financial solutions to clients
• Models for Wealth Management Clients reinforce overall approach to retention
– Relationship approach and product penetration yield higher customer profitability
• 9.8 products per household cross-sold
• Wealth Management is the ultimate Consumer retention tool – 70 percent of new Private Client Service households grow up from the consumer side of the bank

Summary Summary Our foundation for retention is our brand Understand Needs, Meet Needs, Build Relationships AmSouth Bank The Relationship People

Ryan Beck 2005 Financial Services Conference November 2, 2005 Ryan Beck 2005 Financial Services Conference November 2, 2005